SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 3, 2002

                          TEXTRON FINANCIAL CORPORATION
             (Exact name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                                     0-27559
                            (Commission File Number)

                                   05-6008768
                        (IRS Employer Identification No.)

    40 Westminster Street, P.O. Box 6687, Providence, Rhode Island 02940-6687
        (Address of Principal Executive Offices)                   (Zip Code)

                                 (401) 621-4200
              (Registrant's Telephone Number, Including Area Code)

                 -----------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report

Item 5.  Other Events.

On June 3, 2002, Textron Financial Corporation (the "Corporation") completed the public offering of $600,000,000 aggregate principal amount of its 5 7/8% Notes due 2007 (collectively, the "Notes"), under its shelf registration statement on Form S-3 (Registration Statement No. 333-72676) (the "Registration Statement"). The Notes were issued and sold by the Company pursuant to the Underwriting Agreement dated May 29, 2002, among the Company and the underwriters named therein, which Underwriting Agreement incorporates in its entirety the document entitled Textron Financial Corporation Underwriting Agreement Standard Provisions dated December 2, 1999, between the underwriters named therein and the Corporation. By filing this Current Report on Form 8-K, the Corporation is incorporating by reference into the above-referenced Registration Statement the information contained herein.

Item 7.  Financial Statements and Exhibits.

(c)    Exhibits.

       1.1 Underwriting Agreement, dated May 29, 2002, among the Corporation and Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, First Union Securities, Inc., Fleet Securities, Inc. and Toyko-Mitsubishi International plc.

       1.2 Textron Financial Textron Financial Corporation Underwriting Agreement Standard Provisions dated December 2, 1999, between the underwriters named therein and the Corporation (incorporated by reference to Exhibit 1.1 to the Corporation's Registration Statement on Form S-3 (File No. 333-72676)).

       4.1    Specimen certificate of the Notes.

       5.1    Opinion of Edwards & Angell, LLP as to legality.

       8.1    Opinion of Edwards & Angell, LLP as to tax matters.

       23     Consent of Edwards & Angell,  LLP  (contained  in Exhibits 5.1 and
              8.1 hereof).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   TEXTRON FINANCIAL CORPORATION


Dated: June 3, 2002                By:  /s/ William J. Clegg
                                      ------------------------------------------
                                      Name:  William J. Clegg
                                      Title: Senior Vice President and Assistant
                                             General Counsel

                                                                     Exhibit 1.1


                             UNDERWRITING AGREEMENT



                                             May 29, 2002



Textron Financial Corporation
40 Westminster Street
Providence, Rhode Island  02940

Dear Sirs:

We (the "Underwriters") understand that Textron Financial Corporation, a Delaware corporation (the "Company"), proposes to issue and sell $600,000,000 aggregate principal amount of its 5?% Notes due 2007 (the "Offered Securities"). Subject to the terms and conditions set forth herein or incorporated by reference herein, the Company hereby agrees to sell, and the Underwriters agree to purchase, severally and not jointly, the principal amounts of the Offered Securities set forth opposite their names below at 99.621% of their principal amount, together with accrued interest, if any, from June 3, 2002 to the date of payment and delivery.

                                                          Principal Amount of
                Name                                       Offered Securities
                ----                                       ------------------
Barclays Capital Inc. ....................................      $210,000,000
Merrill Lynch, Pierce, Fenner & Smith
               Incorporated ..............................       210,000,000
First Union Securities, Inc. .............................        60,000,000
Fleet Securities, Inc. ...................................        60,000,000
Tokyo-Mitsubishi International plc .......................        60,000,000
                                                                ============
               Total .....................................      $600,000,000

Upon delivery of the Offered Securities, the Underwriters will make payment therefor at the offices of Sidley Austin Brown & Wood LLP, 875 Third Avenue, New York, New York 10022, at 10:00 A.M. (New York time) on June 3, 2002 (the "Closing Time").

Except as otherwise expressly provided herein, all the provisions contained in the document entitled Textron Financial Corporation Underwriting Agreement Standard Provisions (Debt) dated December 2, 1999 (the "Standard Provisions"), a copy of which you have previously received, are herein incorporated by reference in their entirety and shall be deemed to be a part of this Underwriting Agreement to the same extent as if such provisions had been set forth in full herein, and all references herein to this Underwriting Agreement shall be deemed to include all of the provisions contained in the Standard Provisions. Except as otherwise set forth herein, capitalized terms used herein but not defined herein shall have the meanings ascribed thereto in the Standard Provisions.

The Offered Securities shall have the following terms:

Title:                        5% Notes due 2007

Aggregate principal amount:   $600,000,000

Maturity:                     June 1, 2007

Interest Rate:                5%.

Interest Payment Dates:       June 1 and  December  1,  commencing  December  1,
                              2002.

Record Dates:                 The May 15 and November 15 prior to the applicable
                              Interest Payment Date.

Denominations:                $1,000 and integral multiples thereof.

Redemption Provisions:        The Offered  Securities  are  redeemable  prior to
                              maturity due to certain  changes in United  States
                              taxation   as  set   forth   in   the   Prospectus
                              Supplement.   The  Offered   Securities   are  not
                              otherwise redeemable prior to maturity.

Listing: The Offered Securities will be listed on the Luxembourg Stock Exchange.

Rating requirements:          Moody's  Investors  Service  Inc.:  A3  Standard &
                              Poor's  Ratings   Services,   a  division  of  The
                              McGraw-Hill Companies, Inc.: A-

Other terms and  conditions:  The Company will pay certain additional amounts if certain U.S. withholding taxes are imposed, as set forth in the subsection entitled "Payment of Additional Amounts" in the "Description of Notes" section of the Prospectus Supplement.

Form: Except as otherwise provided in the Prospectus Supplement, the Offered Securities will be issued in book-entry form registered in the name of Cede & Co., as nominee for The Depository Trust Company.

Initial Price to Public:      99.971%,  plus accrued interest, if any, from June
                              3, 2002

Other Provisions:

          References in the Standard Provisions to White & Case LLP shall refer instead to Edwards & Angell, LLP.

               The first sentence of Section V shall be amended in its entirety to read:

                    "The obligations of the several  Underwriters  hereunder are subject to the accuracy of the representations and warranties of the Company contained herein or in certificates of any officer of the Company delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:"

         The phrase "condition, financial or otherwise, or in the earnings, business or operations" appearing in Section V(a)(iii) of the Standard Provisions shall be replaced with the phrase "condition, financial or otherwise, or in the earnings, business affairs or prospects, or operations."

     The  following  sentence  shall  be added  to the end of  paragraph  (f) of
     Section VI of the Standard Provisions:

          "In addition,  the Company shall pay all fees and expenses incurred in
          connection  with  the  listing  of  the  Offered   Securities  on  the
          Luxembourg Stock Exchange."

          The following shall be added as paragraph (h) to Section VI of the Standard Provisions:

          "(h) The Company will use its best efforts to effect the listing of the Offered Securities on the Luxembourg Stock Exchange. In addition, the Company shall use its best efforts to maintain the listing of the Offered Securities on the Luxembourg Stock Exchange for so long as any Offered Securities are outstanding, unless otherwise agreed to by the Representatives."

     The term "Significant Subsidiary" in Section VII(g) shall mean each of Cessna Finance Corporation, Litchfield Financial Corporation, RFC Capital Corporation, Systran Financial Services Holding Company and Textron Business Credit, Inc. and any reference in the Standard Provisions to "Westminster Development Bank" or "WDB" shall instead refer to Textron Business Credit, Inc.

     The following paragraph shall replace the first paragraph of Section IX of the Standard Provisions:

          "This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company, if
          (a) after the execution and delivery of the Underwriting Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade or a material disruption has occurred in securities settlement or clearance services in the United States, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities shall have been declared by either Federal or New York State authorities or a material disruption in commercial banking activity has occurred, or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of the Representatives, is material and adverse and (b) in the case of any of the events specified in clauses (a)(i) through (iv), such event, in the judgment of the Representatives, makes it impracticable or inadvisable to market the Offered Securities on the terms and in the manner contemplated in the Prospectus."

     Paragraph (i) of Exhibit A shall be deleted in its entirety.

         Notice to the Underwriters shall be given to the Representatives c/o Merrill Lynch, Pierce, Fenner & Smith Incorporated at the following address:

          North  Tower
          World  Financial  Center
          New York,  New York  10281-1201
          Attention: Scott Primrose

Please confirm your agreement by having an authorized officer sign a copy of this Underwriting Agreement in the space set forth below and returning the signed copy to us no later than 3:00 p.m. (New York City time) on May 29, 2002.

                              Very truly yours,

                              BARCLAYS CAPITAL INC.
                              MERRILL LYNCH, PIERCE, FENNER & SMITH
                                        INCORPORATED



                              By:  MERRILL LYNCH, PIERCE, FENNER & SMITH
                                        INCORPORATED


                              By: /s/Authorized Signatory
                                  ----------------------------------------------
                                  Name:
                                  Title:


                              By:  BARCLAYS CAPITAL INC.


                              By:  /s/Authorized Signatory
                                  ----------------------------------------------
                                  Name:
                                  Title:


                              For themselves and as Representatives of the other Underwriters named herein.


Accepted:

TEXTRON FINANCIAL CORPORATION


By: /s/Authorized Signatory
   ---------------------------
   Name:
   Title: